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                                                                    EXHIBIT 10.4



                          The United States of America



                                                                     No. 1657969

                           CERTIFICATE OF REGISTRATION


        This is to certify that the records of the Patent and Trademark Office show that and an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof,

        And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks,

        Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, as amended, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein.

        This registration shall remain in force for TEN years unless sooner terminated as provided by law.


{seal}
                                            In Testimony Whereof I have hereunto
                                            set my hand and caused to the seal
                                            of the Patent and Trademark Office
                                            to be affixed this twenty-fourth day
                                            of September 1991.





                                      ------------------------------------------
                                          Commissioner of Patents and Trademarks


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INT. CL.: 5

PRIOR U.S. CLS.: 6 AND 52
                                                              REG. NO. 1,657,969
UNITED STATES PATENT AND TRADEMARK OFFICE               Registered Sep. 24, 1991
--------------------------------------------------------------------------------


                                    TRADEMARK
                               PRINCIPAL REGISTER



                                     VIRAHOL
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
ROST, INC. (FLORIDA CORPORATION)               CONTAMINATED BODY FLUIDS BETWEEN PEOPLE
SUITE 175                                      IN CLASS 5 (U.S. CLS. 6 AND 52).
9417 PRINCESS PALM AVENUE                         FIRST USE 7-20-1988; IN COMMERCE
TAMPA, FL  33619                               8-5-1988.

   FOR:  DISINFECTANT CLEANSER FOR USE IN      SER. NO. 74-010,927, FILED 12-14-1989.
MEDICAL AND RESTAURANT FACILITIES AND OTHER
PUBLIC FACILITIES TO REDUCE OR INHIBIT THE
TRANSFER OF                                    KRISTEN S. BYERS, EXAMINING ATTORNEY

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